Exhibit 99.2

WORTHINGTON ENTERPRISES, INC

UNAUDITED PRO FORMA CONDENSED CONSOLIDATED FINANCIAL STATEMENTS

Overview

On December 1, 2023, Worthington Enterprises, Inc. (“we,” “our,” “us,” the “Company” or “Worthington Enterprises”), formerly known as Worthington Industries, Inc., completed the separation of its Steel Processing business into a separate, independent publicly traded company, Worthington Steel, Inc (“Worthington Steel”). The Separation (as defined below) was achieved through a pro rata distribution of 100% of the outstanding shares of Worthington Steel to our shareholders of record as of the close of business on November 21, 2023 (the “Record Date”). Each holder of record of Worthington Enterprises common shares received one Worthington Steel common share for every one Worthington Enterprises common share held on the Record Date. Worthington Steel is now an independent public company that trades under the symbol “WS” on the New York Stock Exchange. After the Distribution, Worthington Enterprises no longer consolidates Worthington Steel into its financial results (the entire transaction referred to herein as the “Separation”).

Basis of Presentation

The following unaudited pro forma consolidated financial statements of Worthington Enterprises are intended to illustrate the estimated effects of the separation of Worthington Steel from the historical combined company and have been derived from the historical consolidated financial statements of the Company, prepared in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”). The following unaudited pro forma consolidated statements of earnings for the three months ended August 31, 2023, and the fiscal year ended May 31, 2023, assume the Separation occurred on June 1, 2022, the first day of fiscal 2023, in that they reflect the reclassification of Worthington Steel as discontinued operations for all periods presented. The unaudited pro forma consolidated balance sheet gives effect to the transactions described below as if they had occurred on August 31, 2023, our latest balance sheet date. Beginning in the third quarter of fiscal 2024, Worthington Steel’s historical financial results for periods prior to the Separation will be reflected in Worthington Enterprises’ consolidated financial statements as discontinued operations in accordance with the applicable accounting guidance.

In addition to capturing the effects of the Separation in accordance with the discontinued operations guidance prescribed under U.S. GAAP, this unaudited pro forma financial information also includes certain transaction adjustments that we believe are necessary to present fairly our unaudited consolidated pro forma consolidated statements of earnings and our consolidated balance sheet as of and for the periods presented, including.

•

the contribution by the Company to Worthington Steel, pursuant to the Separation, all the assets and liabilities that comprised the operations of the Steel Processing business of the historical combined company;

•	the cash payment to Worthington Enterprises by Worthington Steel of $150.0 million funded out of net cash proceeds generated from Worthington Steel’s indebtedness; and

•

the impact of the separation and distribution, tax matters, transition services, employee matters, and other agreements entered into by and between Worthington Enterprises and Worthington Steel as a result of the Separation, and the provisions contained therein.

The unaudited pro forma consolidated financial statements should be read in conjunction with the Company’s historical consolidated financial statements and accompanying notes and the Company’s historical Management’s Discussion and Analysis of Financial Condition and Results of Operations, both of which are included in the Company’s Annual Report on Form 10-K for the fiscal year ended May 31, 2023.

The unaudited pro forma consolidated financial statements have been prepared based upon the best available information and management estimates and is subject to assumptions and adjustments described below and in the accompanying notes. They are not intended to be a complete presentation of the Company’s financial position or results of operations had the Separation occurred as of and for the periods indicated. In addition, the unaudited pro forma consolidated financial statements are provided for illustrative and informational purposes only, and are not necessarily indicative of the Company’s future results of operations or financial condition had the Separation and related transactions been completed on the dates assumed. Management believes these assumptions and estimates are reasonable, given the information available at the filing date.

The As Reported columns in the unaudited pro forma consolidated financial statements reflect the Company’s historical consolidated financial statements for the periods presented and do not reflect any adjustments related to the Separation and related events. The Separation of Worthington Steel columns in the unaudited pro forma consolidated financial statements reflect the removal of the Steel Processing business as presented in the Company’s historical consolidated financial statements, along with GAAP adjustments to meet requirements of discontinued operations. The amounts were derived from the carve-out financial statements of the Steel Processing business of Worthington Industries, Inc. The Pro Forma Adjustments columns in the unaudited pro forma consolidated financial statements reflect adjustments related to the Separation and related events, and GAAP adjustments to meet the requirements of discontinued operations. The Company’s current estimates of amounts included in discontinued operations are preliminary and could change as the Company finalizes discontinued operations accounting to be reported in future filings.

The unaudited pro forma combined financial statements have been prepared in accordance with Article 11 of the Securities and Exchange Commission’s (the “SEC”) Regulation S-X. In May 2020, the SEC adopted Release No. 33-10786 “Amendments to Financial Disclosures about Acquired and Disposed Businesses,” or the Final Rule. The Final Rule was effective on January 1, 2021 and the unaudited pro forma combined financial information herein is presented in accordance therewith.

WORTHINGTON ENTERPRISES, INC.

UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET

AS OF AUGUST 31, 2023

(in thousands)

	As Reported	Separation of Worthington Steel (a)	Pro Forma Adjustments			Pro Forma
Assets
Current assets:
Cash and cash equivalents	$201,009	$(27,401)	$—	(b	)	$173,608
Receivables, less allowances	698,287	(497,693)	—			200,594
Inventories:
Raw materials	302,626	(202,822)	—			99,804
Work in process	192,344	(174,408)	—			17,936
Finished products	177,326	(79,411)	—			97,915

Total inventories	672,296	(456,641)	—			215,655
Income taxes receivable	2,593	(2,593)	—			—
Assets held for sale	1,979	(1,979)	—			—
Prepaid expenses and other current assets	115,692	(71,186)	—			44,506

Total current assets	$1,691,856	$(1,057,493)	$—			$634,363
Investments in unconsolidated affiliates	241,564	(123,507)	—			118,057
Operating lease assets	97,316	(73,737)	—			23,579
Goodwill	415,813	(78,591)	—			337,222
Other intangible assets, net of accumulated amortization	310,030	(81,789)	—			228,241
Other assets	38,245	(10,459)	—			27,786
Property, plant and equipment:
Land	49,739	(37,534)	—			12,205
Buildings and improvements	309,752	(169,917)	—			139,835
Machinery and equipment	1,266,341	(861,366)	—			404,975
Construction in progress	64,414	(40,188)	—			24,226

Total property, plant and equipment	1,690,246	(1,109,005)	—			581,241
Less: accumulated depreciation	1,008,378	(682,397)	—			325,981

Total property, plant and equipment, net	681,868	(426,608)	—			255,260

Total assets	$3,476,692	$(1,852,184)	$—			$1,624,508

Liabilities and equity
Current liabilities:
Accounts payable	$526,686	$(409,396)	$—			$117,290
Accrued compensation, contributions to employee benefit plans and related taxes	76,960	(39,313)	—			37,647
Dividends payable	18,603	—	—			18,603
Other accrued items	47,899	(17,986)	—			29,913
Current operating lease liabilities	12,610	(5,860)	—			6,750
Income taxes payable	35,913	2,238	—			38,151
Current maturities of long-term debt	150,268	—	(150,000)	(b	)	268

Total current liabilities	868,939	(470,317)	(150,000)			248,622
Other liabilities	109,840	(38,687)	—			71,153
Distributions in excess of investment in unconsolidated affiliate	116,377	—	—			116,377
Long-term debt	298,083	—	—			298,083
Noncurrent operating lease liabilities	87,626	(70,450)	—			17,176
Deferred income taxes, net	93,911	(15,648)	—			78,263

Total liabilities	1,574,776	(595,102)	(150,000)			829,674
Shareholders’ equity—controlling interest	1,774,623	(1,129,789)	150,000	(b	)	794,834
Noncontrolling interests	127,293	(127,293)	—			—

Total equity	1,901,916	(1,257,082)	150,000			794,834

Total liabilities and equity	$3,476,692	$(1,852,184)	$—			$1,624,508

WORTHINGTON ENTERPRISES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

For the three months ended August 31, 2023

(In thousands, except per share amounts)

	As Reported	Separation of Worthington Steel (a)	Pro Forma Adjustments			Pro Forma
Net Sales	$1,193,256	$(881,338)	$—			$311,918
Cost of goods sold	995,767	(753,592)	900	(c	)	243,075

Gross margin	197,489	(127,746)	(900)			68,843
Selling, general and administrative expense	112,348	(37,535)	(83)	(d	)	74,730
Impairment of long-lived assets	1,401	(1,401)	—			—
Separation costs	6,035	(3,626)	—			2,409

Operating income	77,705	(85,184)	(817)			(8,296)
Other income (expense):
Miscellaneous expense	1,011	(712)	—			299
Loss on extinguishment of debt	(1,534)	—	—			(1,534)
Interest expense, net	(3,083)	2,009	—			(1,074)
Equity in net income of unconsolidated affiliates	54,381	(8,957)	—			45,424

Earnings before income taxes	128,480	(92,844)	(817)			34,819
Income tax expense	28,777	(19,912)	(188)	(e	)	8,677

Net earnings	99,703	(72,932)	(629)			26,142
Net earnings attributable to noncontrolling interests	3,597	(3,597)	—			—

Net earnings attributable to controlling interest	$96,106	$(69,335)	$(629)			$26,142

Basic
Average common shares outstanding	48,842					48,842

Earnings per common share attributable to controlling interest	$1.97					$0.54

Diluted
Average common shares outstanding	49,886					49,564

Earnings per common share attributable to controlling interest	$1.93					$0.53

WORTHINGTON ENTERPRISES, INC.

UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF EARNINGS

For the fiscal year ended May 31, 2023

(In thousands, except per share amounts)

	As Reported	Separation of Worthington Steel (a)	Pro Forma Adjustments			Pro Forma
Net Sales	$4,916,392	$(3,497,896)	$—			$1,418,496
Cost of goods sold	4,253,080	(3,162,464)	3,900	(c	)	1,094,516

Gross margin	663,312	(335,432)	(3,900)			323,980
Selling, general and administrative expense	428,872	(140,392)	(331)	(d	)	288,149
Impairment of long-lived assets	2,596	(2,112)	—			484
Restructuring and other income, net	(4,571)	4,204	—			(367)
Separation costs	24,048	(17,515)	3,931	(e	)	10,464

Operating income	212,367	(179,617)	(7,500)			25,250
Other income (expense):			—
Miscellaneous expense	(1,227)	(3,270)	—			(4,497)
Interest expense, net	(26,759)	8,462	—			(18,297)
Equity in net income of unconsolidated affiliates	160,987	(7,725)	—			153,262

Earnings before income taxes	345,368	(182,150)	(7,500)			155,718
Income tax expense	76,198	(37,929)	(1,725)	(f	)	36,544

Net earnings	269,170	(144,221)	(5,775)			119,174
Net earnings attributable to noncontrolling interests	12,642	(12,642)	—			—

Net earnings attributable to controlling interest	$256,528	$(131,579)	$(5,775)			$119,174

Basic
Average common shares outstanding	48,566					48,566

Earnings per common share attributable to controlling interest	$5.28					$2.45

Diluted
Average common shares outstanding	49,386					49,212

Earnings per common share attributable to controlling interest	$5.19					$2.42

NOTES TO THE UNAUDITED PRO FORMA CONSOLIDATED FINANCIAL STATEMENTS

(In thousands, except per share amounts)

Separation of Worthington Steel, Inc.:

(a)

Reflects amounts representing the net sales, expenses, assets, liabilities, and equity attributable to Worthington Steel, which were included in the Company’s historical consolidated financial statements. Corporate expenses that were not specifically related to Worthington Steel have been excluded as such general corporate expenses do not meet the requirements to be presented in discontinued operations. Interest expense associated with the $150,000 senior notes discussed in (b) below has been attributed to Worthington Steel in accordance with the discontinued operations guidance prescribed under U.S. GAAP.

Pro Forma Adjustments:

(b)

Reflects a cash payment, in the form of a dividend, by Worthington Steel to us in the amount of $150,000, and the subsequent early redemption of our 4.6%, $150,000 senior notes that were due to mature on August 10, 2024. The cash dividend was funded by borrowings under Worthington Steel’s asset-back lending facility.

(c)

Reflects the incremental material cost on purchases of flat rolled steel from Worthington Steel that were historically treated as intercompany transactions in our consolidated financial statements. Post-separation these transactions will be governed by the arms-length pricing mechanisms included in the long-term steel supply agreement between us and Worthington Steel executed in connection with the Separation.

(d)

Reflects cost recoveries of $83 and $331 for the three months ended August 31, 2023, and the fiscal year ended May 31, 2023, respectively, to capture the effects of the transition services agreement between us and Worthington Steel that provides for the performance of certain services by each company for the benefit of the other for a period of time post-separation.

(e)

Reflects the incremental expense to true-up accruals associated with unvested long-term incentive compensation awards that were modified under the employee matters agreement executed in connection with the Separation. The pro forma adjustment reflects the amount attributed to our continuing operations and is reflected within Separation costs as it is a non-recurring item that is directly attributable to the Separation. An incremental $1,685 is attributed to Worthington Steel and will be classified within discontinued operations post-separation.

(f)

Represents the tax effects of the transaction pro forma adjustments as the applicable statutory tax rate for both the three months ended August 31, 2023 and the fiscal year ended May 31, 2023. The effective tax rate of Worthington Enterprises could be different (either higher or lower) depending on activities subsequent to the Separation. The impacts of pro forma adjustments on deferred tax assets and liabilities were offset against existing deferred tax assets and liabilities reflected in our historical combined balance sheet.

Management Adjustments:

Worthington Enterprises has elected to present management adjustments to the unaudited pro forma combined financial statements and include all adjustments necessary for a fair statement of such information. Worthington Enterprises anticipates a reduction to certain general corporate overhead costs, primarily associated with labor and benefits, for shared resources transferred to Worthington Steel that the Company does not intend to replace after the Separation. These costs were excluded from discontinued operations in note (a) above as they represent general corporate overhead costs that were historically allocated to Worthington Steel and do not meet the requirements to be presented as discontinued operations. Management believes the resource transfers and costs which were used as the basis for the management adjustments below are reasonable and representative of the cost reductions the company will realize after the Separation of Worthington Steel. However, actual cost reductions the Company will realize after the Separation could be different from the estimates and will depend on several factors, including the economic environment and strategic decisions made.

Management believes the presentation of these adjustments are necessary to enhance an understanding of the pro forma effects of the transaction. The pro forma financial information below reflects all adjustments that are, in the opinion of management, necessary to provide a fair statement of the pro forma financial information, aligned with the assessment described above.

The table below includes the management adjustments for the periods presented:

	Three Months Ended August 31, 2023	Fiscal Year Ended May 31, 2023
Unaudited pro forma net earnings (1)	$26,142	$119,174
Management adjustments	10,768	43,325
Income tax effects	(2,477)	(9,965)

Unaudited pro forma net earnings after management adjustments	$34,433	$152,534

Pro forma basic earnings per common share after management adjustments	$0.70	$3.14

Pro forma diluted earnings per common share after management adjustments	$0.69	$3.10

(1)	As shown in the unaudited pro forma consolidated statements of earnings.